DIRECTOR STOCK PURCHASE AND OPTION AGREEMENT

               THIS DIRECTOR STOCK PURCHASE AND OPTION AGREEMENT (this "Agreement") is made as of May 31, 2000, by and between Outsourcing Solutions Inc., a Delaware corporation (the "Company"), and _______________ (the "Purchaser"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 10 hereof.

               WHEREAS, Purchaser is a member of the board of directors of the Company, and Purchaser desires to purchase, and the Company desires to sell to Purchaser on the terms and conditions set forth herein, Common Stock of the Company, together with an option to purchase Common Stock of the Company.

               NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

               1.     Authorization and Closing.

               (a) Authorization of Common Stock. The Company shall authorize the issuance and sale to Purchaser of 2,669 shares of Common Stock (the "Purchased Shares").

               (b) Purchase and Sale of Common Stock. At the Closing (as defined below), the Company shall sell to Purchaser and, subject to the terms and conditions set forth herein, Purchaser shall purchase form the Company, the Purchased Shares, for a per share price of $37.47, for an aggregate purchase price of $100,000.00 in cash.

               (c) The Closing. The closing of the purchase and sale of the Purchased Shares hereunder (the "Closing") shall take place on May 31, 2000 at such place as may be mutually agreeable to the Company and Purchaser. At the Closing, the Company shall deliver to Purchaser the Purchased Shares, upon payment of the purchase price thereof by a cashier's or certified check, or by wire transfer of immediately available funds to an account designated by the Company, in the amount of $100,000.00.

               (d) Stockholders Agreement. At the Closing, Purchase shall become a party to the Stockholders Agreement and execute the Stockholders Agreement signature page in the form of Exhibit A attached hereto.

               (e) Section 83(b). Within 30 days after the Closing, Purchaser will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Exhibit B attached hereto.

               2.     Option.

               (a) Terms. Purchaser is granted an option (the "Option") to purchase up to 2,669 shares of Common Stock (the "Option Shares") at a price per share of $37.47 (the "Exercise Price"), payable upon exercise as set forth in
Section 2(b) below. The Option shall expire at the close of business on May 31, 2010 (the "Expiration Date"), subject to earlier expiration as provided herein.

               (b) Payment of Option Price. Subject to Section 3 below, the Option may be exercised in whole or in part upon payment of an amount (the "Option Price") equal to the product of (i) the Exercise Price multiplied by
(ii) the number of Option Shares to be acquired. Payment shall be made in cash (including check, bank draft or money order).

               3.     Exercisability/Vesting.

               (a) Normal Vesting. The Option may be exercised only to the extent it has become vested. The Option shall vest and become exercisable in accordance with the following schedule, if and only if Participant is, and has been, continuously a member of the Board from the date of this Agreement through and including the applicable date set forth below:

                                            Cumulative
                                            Percentage of
               Date                         Option Vested

               May 31, 2001                 33 1/3%

               May 31, 2002                 66 2/3%

               May 31, 2003                 100%


               (b) Acceleration of Vesting on Sale of the Company or Qualified Public Offering. If Purchaser has been a member of the Board continuously from the date of this Agreement until the earlier of a Sale of the Company or a Qualified Public Offering, the portion of the outstanding Option which has not become vested at the date of such event shall immediately vest and become exercisable with respect to 100% of the Option Shares simultaneously with the consummation of the Sale of the Company or Qualified Public Offering, as applicable.

               4.     Expiration of Option.

               (a) Normal Expiration. In no event shall any part of the Option be exercisable after the Expiration Date set forth in Section 2(a) above.

               (b) Early Expiration Upon Termination of Membership. Any portion of the Option that was not vested and exercisable on the date Purchaser ceases to be a member of the Board shall expire and be forfeited on such date, and any portion of the Option that was vested and exercisable on the date Purchaser ceased to be a member of the Board shall also expire and be forfeited; provided that:(i) if the Purchaser ceases to be a member of the Board on account of death or Disability, the portion of the Option that is vested and exercisable shall expire 90 days from the date of the death or Disability, but in no event after the Expiration Date, and (ii) if you retire from the Board (with the approval of the Board) or if you are discharged from the Board other than for Cause, the portion of the Option that is vested and exercisable shall expire 30 days from the date of the retirement or discharge, but in no event after the Expiration Date.

               5. Procedure for Exercise. Purchaser may exercise all or any portion of the Option, to the extent it has vested and is outstanding, at any time and from time to time prior to its expiration, by delivering written notice to the Company (to the attention of the Company's Executive Officer) and the written acknowledgement that Purchaser has read and has been afforded an opportunity to ask questions of management of the Company regarding all financial and other information provided to Purchaser regarding the Company, together with payment of the Option Price in accordance with the provisions of
Section 2(b) above.

               6. Representations and Warranties of Purchaser. In connection with the purchase and sale of the Purchaser Shares, Purchaser represents and warrants to the Company that:

               (a) The Purchaser Shares to be acquired by Purchaser pursuant to this Agreement will be acquired for Purchaser's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Purchaser Shares will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

               (b) Purchaser is a member of the Board of the Company, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Purchaser Shares.

               (c) Purchaser is able to bear the economic risk of his investment in the Purchaser Shares for an indefinite period of time because the Purchaser Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

               (d) Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Purchaser Shares and has had full access to such other information concerning the Company as he has requested.

               (e) This Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Purchaser does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Purchaser is a party or any judgment, order or decree to which Purchaser is subject.

               (f)    Purchaser is a resident of the State of ___________.

               7. Right to Purchase Shares Upon The Termination of Board Membership.

               (a) Repurchase of Shares. If Purchaser shall cease to be a member of the Board for any reason (the date on which such termination occurs being referred to herein as the "Termination Date"), then the Company shall have the option to repurchase all or any part of the Purchased Shares and Option Shares issued or issuable upon exercise of the Option (collectively, with the Purchased Shares, the "Shares"), whether held by Purchaser or by one or more of the transferees, at the price determined in accordance with the provisions of
Section 8 below (the "Repurchase Option").

               (b) Repurchase by Company. The Company may elect to purchase all or any portion of the Shares by delivery of written notice (the "Repurchase Notice") to Purchaser or any other holders of the Shares within 180 days after the Termination Date. The Repurchase Notice shall set forth the number of Shares to be acquired from Purchaser and such other holder(s), the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. The number of Shares to be repurchased by the Company shall first be satisfied to the extent possible from the Shares held by Purchaser at the time of delivery of the Repurchase Notice. If the number of Shares then held by Purchaser is less than the total number of Shares the Company has elected to purchase, then the Company shall purchase the remaining shares elected to be purchased from the other holders thereof, pro rata according to the number of shares held by each such holder at the time of delivery of such Repurchase Notice (determined as close as practical to the nearest whole shares).

               (c) Repurchase by Designees. If for any reason the Company does not elect to purchase all of the Shares pursuant to the Repurchase Option, then any such persons or entities as may be designated by the Company (each, a "Designee" and, collectively, the "Designees") shall be entitled to exercise the Company's Repurchase Option in the manner set forth in Section 8(a) for all or any portion of the number of Shares the Company has not elected to purchase (the "Available Shares"). As soon as practicable after the Company has determined that there shall be Available Shares, but in any event within 150 days after the Termination Date, the Company shall deliver written notice (the "Option Notice") to the Designees setting forth the number of Available Shares and the price for each Available Share. Each Designee may elect to purchase any number of Available Shares by delivering written notice to the Company within 20 days after receipt of the Option Notice from the Company. If more than one Designee elects to purchase the Available Shares and such elections exceed the number of Available Shares, the number of Available Shares to be purchased by the electing Designees shall be allocated among them as determined by the Company. As soon as practicable, and in any event within five days after the expiration of such 20-day period, the Company shall notify Purchaser and any other holder(s) of Shares as to the number of Shares being purchased from Purchaser by the Designees (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice to Purchaser and such other holder(s) of Shares, the Designees shall also receive written notice from the Company setting forth the number of shares each is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

               (d) Closing of Repurchase of Shares. The purchase of Shares pursuant to this Section 7 shall be closed at the Company's executive offices within 20 days after the expiration of the 180-day period referred to in Section 7(b). At the closing, the purchaser or purchasers shall pay the purchase price in the manner specified in Section 8(c) below and Purchaser and any other holders of Shares being purchased shall deliver the certificate or certificates representing such shares to the purchaser or purchasers or their nominees, accompanied by duly executed stock powers. Any purchaser of Shares under this
Section 7 shall be entitled to receive customary representations and warranties from Purchaser and any other selling holders of Shares regarding the sale of such shares (including representations and warranties regarding good title to such shares, free and clear of any liens or encumbrances) and to require all sellers' signatures to be guaranteed by a national bank or reputable securities broker.

               (e) Termination. The provisions set forth in this Section 7 shall terminate with respect to each Share upon the earlier of (i) the date on which such Share has been transferred in a Public Sale, (ii) consummation of a Qualified Public Offering, or (iii) the tenth anniversary of the date of this Agreement.

               8.     Purchase Price for Shares.

               (a) Purchase Price without Cause, etc. If Purchaser ceases to be a member of the Board due to his resignation, failure to be re-elected to the Board, involuntary termination (other than for Cause), death or Disability, the purchase price per share to be paid for the Shares purchased by the Company and its Designees (if any) pursuant to Section 7 above shall be equal to the Fair Market Value of such Shares as of the Termination Date.

               (b) Purchase Price with Cause. If Purchaser ceases to be a member of the Board due to the termination of such Board membership with Cause, the purchase price per share to be paid for the Shares purchased by the Company and its Designees (if any) pursuant to Section 7 above shall be equal to the lesser of (i) the Fair Market Value of such Shares as of the Termination Date or
(ii) $37.47 per Share (as the same may be adjusted for stock splits, stock dividends, stock combinations or other similar events).

               (c) Manner of Payment. If the Company elects to purchase all or any part of the Shares, including Shares held by one or more transferees, the Company shall pay for such shares by certified check or wire transfer of funds. In addition, the Company may pay the purchase price for such shares by offsetting amounts outstanding under any indebtedness or obligations owed by Purchaser to the Company. If any Designees elect to purchase all or any portion of the Available Shares, such Designees shall pay for that portion of such Shares by certified check or wire transfer of funds.

               9.     Right to Put Shares Upon Termination of Board Membership.

               (a) Repurchase of Shares. If Purchaser shall cease to be a member of the Board by reason of his involuntary termination (other than for Cause) or his failure to be re-elected to the Board, then Purchaser shall have the option to require to the Company to repurchase all or any part of the Shares, whether held by Purchaser or by one or more of the transferees, at a per share price equal to the Fair Market Value of such Shares as of the Termination Date (the "Put Option").

               (b) Put Procedure. Purchaser may elect to put all or any portion of the Shares by delivery of written notice (the "Put Notice") to the Company within 180 days after the Termination Date. The Put Notice shall set forth the number of Shares to be repurchased by the Company, and the time and place for the closing of the transaction. Within 60 days of receipt of the Put Notice, the Board shall deliver to Purchaser written notice of the Fair Market Value of such Shares (the "FMV Notice"). Within 10 days of receipt of the FMV Notice, Purchaser may withdraw his Put Notice by delivering written notice of such withdrawal to the Company. Nothing in this Section 9 shall in any manner limit the right of the Company to exercise the Repurchase Option pursuant to Sections 7 and 8, and in the event that both the Repurchase Option and the Put Option are exercised in respect of the same Shares, the Repurchase Option provisions shall govern.

               (c) Closing of Putof Shares. The repurchase of Shares pursuant to this Section 9 shall be closed at the Company's executive offices within 20 days after the expiration of the 60-day period referred to in Section 9(b). At the closing, the Company shall pay the purchase price by certified check or wire transfer of funds and Purchaser and any other holders of Shares being purchased shall deliver the certificate or certificates representing such shares to the purchaser or purchasers or their nominees, accompanied by duly executed stock powers. The Company shall be entitled to receive customary representations and warranties from Purchaser and any other selling holders of Shares regarding the sale of such shares (including representations and warranties regarding good title to such shares, free and clear of any liens or encumbrances) and to require all sellers' signatures to be guaranteed by a national bank or reputable securities broker.

               (d) Termination. The provisions set forth in this Section 9 shall terminate with respect to each Share upon the earlier of (i) the date on which such Share has been transferred in a Public Sale, (ii) consummation of a Qualified Public Offering, or (iii) the tenth anniversary of the date of this Agreement.

               10. Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

               "Board" means the board of directors of the Company.

               "Cause"  shall mean any of the  following  as  determined  by the
Board: (i) a material breach by Purchaser of this Agreement, (ii) the failure to adhere to any written policy of the Company or any Subsidiary (including but not limited to sexual or other harassment of a Company employee or agent) if Purchaser has been given a reasonable opportunity to comply with such policy or cure the failure to comply; (iii) the appropriation (or attempted appropriation) of a material business opportunity of the Company or any of its affiliates, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of the Company or any of its affiliates; or (iv) the conviction of, or the entering of a guilty plea or plea of no contest with respect to, a felony, the equivalent thereof, or any other crime reasonably likely to damage the Company's reputation.

               "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

               "Common Stock" means the Company's Voting Common Stock, par value $0.01 per share.

               "Company" shall mean Outsourcing Solutions Inc., a Delaware corporation, and (except to the extent the context requires otherwise) any subsidiary corporation (as such term is defined in Section 425(f) of the Code) of Outsourcing Solutions Inc.

               "Disability" shall mean the permanent disability of the Purchaser. Purchaser shall be deemed to have suffered a "Disability" under this Agreement if Purchaser is determined to be disabled under the long-term disability policy carried by the Company or any Subsidiary of the Company which covers Purchaser or, if there is no such policy, by the Board in good faith.

               "Fair Market Value" of the Common Stock shall be determined in good faith by the Board; provided that Purchaser shall not participate in any deliberations or vote with respect to the Board's determination of Fair Market Value.

               "Independent Third Party" means any Person who, immediately prior to the contemplated transaction, does not own together with its affiliates in excess of 10% of the Company's Common Stock on a fully-diluted basis voting capital stock (a "10% Owner)", who is not controlling, controlled by or under common control with any such 10% Owner and who is not the spouse or descendent (by birth or adoption) of any such 10% Owner or a trust for the benefit of such 10% Owner and/or such other Persons.

               "Option Shares" shall mean (i) all shares of Common Stock issued or issuable upon the exercise of the Option and (ii) all shares of Common Stock issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion, merger, consolidation, recapitalization or other reorganization affecting the Common Stock. Option Shares shall continue to be Option Shares in the hands of any holder other than Purchaser (except for the Company or its Designees and, to the extent that Purchaser is permitted to transfer Option Shares pursuant to the Stockholders Agreement, purchasers pursuant to a public offering under the Securities Act), and each such transferee thereof shall succeed to the rights and obligations of a holder of Option Shares hereunder.

               "Person" shall mean an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

               "Public Sale" shall mean any sale of Purchased Shares or Option Shares, as applicable, to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

               "Sale of the Company" means the sale of the Company to an Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Company's board of directors (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

               "Shares" shall have the meaning set forth in Section 7(a) hereof.

               "Qualified Public Offering" means the issuance and sale in an underwritten public offering registered under the Securities Act of shares of the Company's Common Stock having an aggregate offering value of at least $50 million.

               "Securities Act" shall mean the Securities Act of 1933, as amended, and any successor statute.

               "Stockholders Agreement" shall mean that certain Stockholders Agreement, dated as of December 10, 1999, by and among the Company and the parties signatory thereto (as the same may be amended, modified or supplemented from time to time).

               "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.

               11. Securities Laws Restrictions and Other Restrictions on Transfer of Option Shares. Purchaser represent that when Purchaser exercises the Option Purchaser shall be purchasing Option Shares for his own account and not on behalf of others. Purchaser understands and acknowledges that federal and state securities laws govern and restrict the right to offer, sell or otherwise dispose of any Option Shares unless the offer, sale or other disposition thereof is registered under the Securities Act and state securities laws, or such offer, sale or other disposition is exempt from registration or qualification thereunder. Purchaser agrees that Purchaser shall not offer, sell or otherwise dispose of any Option Shares in any manner which would: (i) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law) or to amend or supplement any such filing or (ii) violate or cause the Company to violate the Securities Act, the rules and regulations promulgated thereunder or any other state or federal law (as to which the Company will require an opinion of its counsel in form and substance satisfactory to the Company as to the availability of any exemption from registration or qualification). Purchaser further understand that the certificates for any Option Shares Purchaser purchases shall bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON ________ AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE DIRECTOR STOCK PURCHASE AND OPTION AGREEMENT, DATED AS OF MAY 31, 2000, AS AMENDED AND MODIFIED FROM TIME TO TIME, BY AND AMONG THE ISSUER AND THE ORIGINAL HOLDER HEREOF, AND THE ISSUER RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."

               12. Non-Transferability of Option. The Option is personal to Purchaser and is not transferable by Purchaser other than by will or the laws of descent and distribution. During the lifetime only Purchaser (or the guardian or legal representative) may exercise the Option. In the event of the death of Purchaser, the Option may be exercised only (i) by the executor or administrator of the estate or the person or persons to whom the rights under the Option shall pass by will or the laws of descent and distribution and (ii) to the extent that Purchaser was entitled hereunder at the date of the death subject to the limitations set forth in Section 4 hereof.

               13. Withholding of Taxes. The Company shall be entitled, if necessary or desirable, to withhold from Purchaser from any amounts due and payable by the Company to Purchaser (or secure payment from Purchaser in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any Option Shares issuable under this Plan, and the Company may defer such issuance unless indemnified by Purchaser to its satisfaction.

               14. Adjustments. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the Common Stock, the Board, in order to prevent the dilution or enlargement of rights under the Option, make such adjustments in the number and type of shares covered by the Option and the Exercise Price specified herein as may be determined to be appropriate and equitable. The issuance by the Company of stock of any class, or options or securities exercisable or convertible into stock of any class, for cash or property, or for labor or services either upon direct sale, or upon the exercise of rights or warrants to subscribe therefor, or upon exercise or conversion of other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to the Option.

               15. Remedies. The parties hereto (and any Designees as third-party beneficiaries) shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto acknowledge and agree that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto (and any Designee as a third-party beneficiary) may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

               16.    Amendment.   Except  as  otherwise  provided  herein,  any
provision of this Agreement may be amended or waived only with the prior written consent of Purchaser and the Company.

               17. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

               18. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

               19. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

               20. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

               21. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the state of Delaware.

               22. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications shall be sent to Purchaser and to the Company at the addresses indicated below:

               (a)    If to Purchaser:

                      ------------------------

                      ------------------------

                      ------------------------

               (b)    If to the Company:

                      Outsourcing Solutions Inc.
                      390 South Woods Mill Road
                      Suite 350
                      Chesterfield, MO 63017
                      Attn.: Chief Executive Officer

                      and a copy to:

                      Madison Dearborn Partners, Inc.
                      Three First National Plaza
                      Suite 3800
                      Chicago, IL 60602
                      Attn.: Paul R. Wood

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

               23. Entire Agreement. This Agreement constitutes the entire understanding between Purchaser and the Company, and supersedes all other agreements, whether written or oral, with respect to the acquisition by Purchaser of Common Stock of the Company. As an inducement to the Company to issue the Purchased Shares and the Option to Purchaser, and as a condition thereto, Purchaser acknowledges and agrees that neither the issuance of the Purchased Shares nor the Option to Purchaser nor any provision contained herein shall entitle Purchaser to remain a member of the Board or affect the right of the Company to remove Purchaser from the Board pursuant to the terms of its certificate of incorporation and by-laws, as they may be amended from time to time.

               24. Confidentiality. Purchaser agree to keep the terms of this Agreement strictly confidential.

                                     * * * *

               IN WITNESS WHEREOF, the parties hereto have executed this Director Stock Purchase and Option Agreement as of the date first written above.

                             OUTSOURCING SOLUTIONS INC.

                             By:
                                -----------------------------------------------

                             Its:
                                 ----------------------------------------------




                             --------------------------------------------------

                             ------------------------------

                                     CONSENT

               The undersigned spouse of __________________ (the "Shareholder") hereby acknowledges that I have read the foregoing Director Stock Purchase and Option Agreement and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Voting Common Stock ("Common Stock") under certain circumstances and imposes other restrictions on the transfer of such shares of Common Stock. I agree that my spouse's interest in the Common Stock is subject to this Agreement and the other agreements referred to therein and any interest I may have in such shares of Common Stock shall be irrevocably bound by this Agreement and the other agreements referred to therein and further that the my community property interest (if any) shall be similarly bound by this Agreement.

               The undersigned spouse irrevocably constitutes and appoints the Shareholder as the undersigned's true and lawful attorney and proxy in the undersigned's name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to (whether necessary, incidental, convenient or otherwise), any and all shares of Common Stock of the Company in which the undersigned now has or hereafter acquires any interest and in any and all shares of capital stock of the Company now or hereafter held of record by the Shareholder (including but not limited to the right, without further signature, consent or knowledge of the undersigned spouse, to exercise or not to exercise any and all options under any appropriate agreements and to exercise amendments and modifications of and to terminate the foregoing agreements and to dispose of any and all such shares of Common Stock and options), with all powers the undersigned spouse would possess if personally present, it being expressly understood and intended by the undersigned that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by disability, incapacity or death of the Shareholder, or dissolution of marriage and this proxy will not terminate without consent of the Shareholder and the Company.

               I am aware that the legal, financial and other matters contained in this Agreement are complex and I am free to seek advice with respect thereto from independent counsel. I have either sought such advice or determined after carefully reviewing this Agreement that I will waive such right.


                                ------------------------------------------------
                                Signature


                                ------------------------------------------------
                                Printed Name


                                ------------------------------------------------
                                Witness

                      STOCKHOLDERS AGREEMENT SIGNATURE PAGE

               I hereby agree to become a party to, and to be bound by, that certain Stockholders Agreement, dated as of December 10, 1999, by and among Outsourcing Solutions Inc., a Delaware corporation, and its stockholders, as such agreement may be amended from time to time.



DATE: May 31, 2000              ------------------------------------------------

                                        ----------------------

                                                                       Exhibit B
May 31, 2000


                       ELECTION TO INCLUDE STOCK IN GROSS
                     INCOME PURSUANT TO SECTION 83(b) OF THE
                              INTERNAL REVENUE CODE

               The undersigned purchased $100,000.00 of Voting Common Stock, par value $.01 per share (the "Shares"), of Outsourcing Solutions Inc., a Delaware corporation (the "Company"), on May 31, 2000. Under certain circumstances, the Company has the right to repurchase the Shares at cost or fair market value from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned cease to be a member of the Board of Directors of the Company. Hence, the Shares are subject to a substantial risk of forfeiture and are nontransferable. The undersigned desires to make an election to have the Shares taxed under the provision of Code ss.83(b) at the time he purchased the Shares.

               Therefore, pursuant to Code ss.83(b) and Treasury Regulation ss.1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 2000 the excess (if any) of the Shares' fair market value on May 31, 2000 over purchase price thereof.

               The following information is supplied in accordance with Treasury Regulation ss.1.83-2(e):

        1.     The name, address and social security number of the undersigned:

                        -------------------------

                        -------------------------

                        -------------------------

                        Social Security Number: ________________

        2. A description of the property with respect to which the election is being made: 2,669 shares of Voting Common Stock, par value $.01 per share of Outsourcing Solutions Inc., a Delaware corporation.

        3. The date on which the property was transferred: May 31, 2000. The taxable year for which such election is made: calendar year 2000.

        4. The restrictions to which the property is subject: If the undersigned ceases to be a member of the Company's Board of Directors due to the undersigned's termination of membership of the Company's Board of Directors with cause, then the Company and its designees have the right to repurchase the securities of the Company held by the undersigned at a price equal to the lesser of (A) original cost and (B) fair market value.

        5. The fair market value on May 31, 2000 of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $37.47 per share of Voting Common Stock.

        6.     The  amount  paid  for such  property: $37.47 per share of Common
Stock.

               A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations ss.1.83-2(e)(7).



Dated:  May 31, 2000            ------------------------------------------------


                                        ----------------------